CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 RUB	Dec. 31, 2010 RUB	Dec. 31, 2009 RUB
Net income	$ 179.3	5,773.0	3,817.0	2,010.0
Other comprehensive income:
Foreign currency translation adjustment	52.2	1,680.0	11.0	61.0
Total other comprehensive income	52.2	1,680.0	11.0	61.0
Comprehensive income	$ 231.5	7,453.0	3,828.0	2,071.0